UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2024, LuxUrban Hotels Inc. (the “Company”) entered into a reservation termination agreement (the “Reservation Termination Agreement”) with Greenle Partners LLC Series Alpha P.S (“Greenle Alpha”) and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and together with Greenle Alpha, “Greenle”), pursuant to which Greenle agreed to the termination of a reservation of 6,000,000 (six million) shares of Company common stock, $0.00001 par value per share (the “Common Stock”), that had been reserved for Greenle on the books and records of the Company’s transfer agent (the “Reservation Termination Shares”) as follows: (i) 3,000,000 (three million) shares of Common Stock issuable from time to time in connection with a prior commercial agreement between the parties, of which no shares had been issued to date; and (ii) 3,000,000 (three million) shares issuable upon exercise of Company warrants to purchase Common Stock held by Greenle, under which no shares had been issued to date. Greenle also agreed not to demand the issuance of any Reservation Termination Shares or exercise any of the warrants for the issuance of any Reservation Termination Shares until the Effective Date (as defined below) and that its rights to receive any such shares is suspended through such date. A copy of the Reservation Termination Agreement is attached hereto as Exhibit 10.1. The summary description above is subject in its entirety to the full text of the Reservation Termination Agreement.

On May 17, 2024, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Brian Ferdinand, consultant to and former CEO of and director of the Company, pursuant to which Mr. Ferdinand relinquished 7,500,000 (seven million five hundred thousand) shares of Common Stock that he beneficially owned through THA Holdings LLC (the “Exchange Agreement Shares”) in exchange for a warrant to acquire 7,500,000 (seven million five hundred thousand) shares of Common Stock with an exercise price of $0.01 (one cent) per share (the “Exchange Agreement Warrant”). This Exchange Agreement Warrant shall be exercisable, in whole or in part, commencing the date that is the first day after the date the Charter Amendment is filed and effective with the Secretary of State of the State of Delaware and ending on the ten-year anniversary of the date such Exchange Agreement Warrant was issued. The exchange was completed on May 20, 2024, at which time the shares were deemed terminated. Mr. Ferdinand will file a Schedule 13D Amendment and Form 4 with the SEC in connection with the Exchange Agreement transactions.

A copy of the Exchange Agreement is attached hereto as 10.2 and a copy of the form of the Exchange Agreement Warrant is attached hereto as Exhibit 4.1. The summary description above is subject in its entirety to the full text of the Exchange Agreement and Exchange Agreement Warrant.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On May 16, 2024, the Company’s board of directors and stockholders representing 50.67% ownership and thereby a quorum and majority of the voting power of the Company’s outstanding capital stock (the “Majority Stockholders”) acted via Joint Action by Written Consent in Lieu of a Meeting of the Stockholders and Meeting of the Board of Directors to, among other things, amend the Company’s Certificate of Incorporation (the “Charter”, such amendment to the Charter, the “Charter Amendment”, such Action by Written Consent as approves and adopts the Charter Amendment the “Action”) to increase the number of shares of capital stock authorized for issuance to 220,000,000 (two hundred twenty million) shares, consisting of 200,000,000 (two hundred million) shares Common Stock and 20,000,000 (twenty million) shares of 13.00% Series A cumulative redeemable preferred stock, $0.00001 par value per share (the “Preferred Stock”, the increase to the authorized Common Stock and Preferred Stock the “Authorized Stock Increase”). Before taking the Authorized Stock Increase into effect, as described further below, 100,000,000 (one hundred million) shares are authorized for issuance, including 90,000,000 (ninety million) shares of Common Stock and 10,000,000 (ten million) shares of Preferred Stock.

The Company will file an information statement (the “Information Statement”) with the Securities and Exchange Commission (SEC) on Schedule 14C, promptly mail the same to all its stockholders upon clearance by the SEC or expiration of any applicable review or waiting period, and cause the Charter Amendment and the 2022 Plan Amendment to become effective only on the date (the “Effective Date”) immediately after the waiting periods prescribed by Regulation 14c-2 thereunder have expired.

A copy of the Amendment to be filed with the Secretary of State of the State of Delaware on the Effective Date to effectuate the Authorized Stock Increase is attached hereto as Exhibit 3.1. The summary description above is subject in its entirety to the full text of the Amendment, which you are encouraged to read.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information included in Item 5.03 is incorporated by reference into this item to the extent required.

Among other things, the Action also approved, adopted and resolved that the Company amend its 2022 Long-Term Incentive Equity Plan to increase the number of shares of capital stock authorized for issuance from 3,000,000 (three million) shares of Common Stock to 8,000,000 (eight million) shares of Common Stock (the “2022 Plan Amendment”). Promptly following the Effective Date, the Company will file a new Registration Statement on Form S-8 covering all shares issuable under the 2022 Plan as amended by the 2022 Plan Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment, to be filed with the Secretary of State of the State of Delaware upon the Effective Date.
4.1	Form of the Exchange Agreement Warrant of the Company issued to Mr. Ferdinand.
10.1	Reservation Termination Agreement by and among the Company and Greenle, dated as of May 17, 2024.
10.2	Exchange Agreement by and among the Company and Mr. Ferdinand, dated as of May 17, 2024 and consummated May 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	Co-Chief Executive Officer & Chief Financial Officer

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